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                                                                   EXHIBIT 23.11

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
U.S. Telefactors Corporation and Anivox Corporation:

     We consent to the use of our report on the financial statements of U.S. Telefactors Corporation and Anivox Corporation as of December 31, 1997 and for the year then ended, included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP
                                          --------------------------------------

Chicago, Illinois
April 14, 2000